Supplement to the Prospectuses
(“Prospectuses”) and Statements of
Additional Information (“SAIs”)

October 7, 2010

Dear Investor,

The purpose of this letter is to notify you that (1) each fund listed on page 2 (reverse of this sheet) (each, a “fund”) will be providing information about portfolio holdings, as well as making other materials available on a Web site, and (2) the law firm serving as independent board members’ counsel has changed.

Disclosure of portfolio holdings. Beginning October 7, 2010, each fund will disclose, on a monthly basis, (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. This information will be posted on the UBS Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings

This information will be updated and posted within five business days after the end of each month. Also, effective December 7, 2010, each fund will file more detailed portfolio holdings information with the US Securities and Exchange Commission (“SEC”) on Form N-MFP, within five business days after the end of each month. The SEC will make filings on Form N-MFP publicly available on its Web site two months after a fund’s filing, and a link to the SEC filings will be placed on UBS’s Web site at the internet address referenced above. (Links to the first set of Form N-MFP filings, for example, are expected to become active on UBS’s Web site around the beginning of February 2011.) Further enhancements will be phased in as well. For example, Prospectuses, SAIs, and annual and semi-annual shareholder reports for most of the funds will be available via links to be activated at this internet address.

Certain funds had previously been posting portfolio holdings information to another area of the UBS Web site as noted in their Prospectuses. Monthly portfolio holdings for those funds will continue to be posted at both the “old” internet address as well as at the “new” internet address referenced above during a transition period. A subset of these funds had also posted a more limited listing of portfolio holdings on a weekly basis. These funds expect to continue this practice as described in the next paragraph.

A more limited portfolio holdings report for Master Trust – Prime Master Fund (the master fund in which UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund invests) is available on a weekly basis. Under normal circumstances, this report will be as of the last business day in a week, and is expected to be posted by the Thursday or Friday of the following week. The weekly information will be posted to the Web site at least one day prior to other public dissemination. Prior weekly portfolio holdings information postings will continue to remain available on the Web site, along with any more current weekly holdings information, at least until the date on which Master Trust – Prime Master Fund files its portfolio holdings information with the SEC on Forms N-Q or N-CSR for the period that included the date as of which the Web site information is current. For example, a fund files its annual report for its most recent fiscal year ended April 30 with the SEC on Form N-CSR around the beginning of July. Weekly portfolio holdings information for periods ended April 30 could be removed from the Web site once the annual report is filed, but not until then. Form N-Q filings relate to quarterly reports of fund holdings. More information regarding these reports is contained in each fund’s Prospectus.

ZS439

The weekly holdings reports will continue to be posted at the following internet address: www.ubs.com/1/e/globalam/Americas/globalamus/globalamusinsti/insti_money_market_funds/insti_select_prime_funds.html

The above changes were prompted by revisions to the SEC’s rules governing money market funds, and will result in the provision of information that may be of interest to at least some shareholders. This letter supplements the portfolio holdings disclosure information contained in the Prospectus and SAI for each fund referenced below.

Update regarding independent counsel to independent board members. Effective October 1, 2010, Stroock & Stroock & Lavan LLP (“Stroock”), 180 Maiden Lane, New York, NY 10038, commenced service as independent counsel to the independent directors/trustees of the funds (formerly, it had been Willkie Farr & Gallagher LLP (“Willkie”)). As a result, the SAI for each fund is revised as follows:

•	In the section captioned “Other Information” and sub-captioned “Counsel,” references to Willkie as independent counsel to the independent directors/trustees (as applicable) shall be replaced with Stroock.

•	In the table setting forth biographical information for each fund’s directors/trustees (as applicable), the address for Richard Q. Armstrong, Chairman of the Boards of each of the funds, shall be replaced with the following address: Richard Q. Armstrong, c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019.

This supplement pertains to the following funds:

Fund Name	Date of Prospectus and SAI*
UBS RMA Money Fund Inc. – UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 30, 2010
UBS Managed Municipal Trust – UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 30, 2010
UBS Municipal Money Market Series – UBS RMA New Jersey Municipal Money Fund	August 30, 2010
UBS RMA Tax-Free Fund Inc.	August 30, 2010
UBS Money Series – UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund	August 27, 2010
UBS Cashfund Inc.	July 29, 2010
UBS Master Series, Inc. – UBS Money Market Fund	June 28, 2010
UBS PACE® Select Advisors Trust – UBS PACE Money Market Investments	November 28, 2009

* As previously supplemented, if applicable.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.